Supplement Dated February 25, 2026

To The Prospectus Dated April 28, 2025, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 27, 2026, the JNL/William Blair International Leaders Fund’s (the “Fund”) investment strategy will change, the name of the Fund will change to the JNL Multi-Manager International Equity Fund, and Causeway Capital Management LLC, Lazard Asset Management LLC, and WCM Investment Management, LLC will be added as sub-advisers to the Fund. The Fund’s current sub-adviser, William Blair Investment Management, LLC, will remain a sub-adviser to the Fund. In connection with these changes, effective April 27, 2026, the JNL Multi-Manager International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the United States.

This Supplement is dated February 25, 2026.